                                                                   EXHIBIT  20.1

                                                                       EXHIBIT C

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

              The information which is required to be prepared with respect to the Distribution Date SEPTEMBER 15, 2000 and with respect to the performance of the Trust during the related Monthly Period.

              Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A             Information Regarding the Currrent Monthly Distribution
              (Stated on the basis of $1,000 Original Certificate Principal Amount)

              1           The amount of the current monthly distribution in
                          respect of Class A Monthly Principal                                                                    0
                                                                                                               --------------------

              2           The amount of the current monthly distribution in
                          respect of Class B Monthly Principal                                                                    0
                                                                                                               --------------------

              3           The amount of the current monthly distribution in
                          respect of Collateral Monthly Principal                                                        13,862,652
                                                                                                               --------------------

              4           The amount of the current monthly distribution in
                          respect of CLASS A MONTHLY INTEREST                                                             5,378,199
                                                                                                               --------------------

              5           The amount of the current monthly distribution in
                          respect of Class A Deficiency Amounts                                                                   0
                                                                                                               --------------------

              6           The amount of the current monthly distribution in
                          respect of Class A Additional Interest                                                                  0
                                                                                                               --------------------

              7           The amount of the current monthly distribution in
                          respect of CLASS B MONTHLY INTEREST                                                               447,814
                                                                                                               --------------------

              8           The amount of the current monthly distribution in
                          respect of Class B Deficiency Amounts                                                                   0
                                                                                                               --------------------

              9           The amount of the current monthly distribution in
                          respect of Class B Additional Interest                                                                  0
                                                                                                               --------------------

              10          The amount of the current monthly distribution in
                          respect of COLLATERAL MONTHLY INTEREST                                                            574,079
                                                                                                               --------------------

              11          The amount of the current monthly distribution in
                          respect of any accrued and unpaid Collateral monthly interest                                           0
                                                                                                               --------------------


B             Information Regarding the Performance of the Trust

              1           COLLECTION OF PRINCIPAL RECEIVABLES


                          a)           The aggregate amount of Principal Collections
                                       processed during the related Monthly
                                       Period which were allocated in respect of the
                                       Class A Certificates                                                              92,012,070
                                                                                                               --------------------

                          b)           The aggregate amount of Principal Collections
                                       processed during the related Monthly
                                       Period which were allocated in respect of the
                                       Class B Certificates                                                               7,528,288
                                                                                                               --------------------

                          c)           The aggregate amount of Principal Collections
                                       processed during the related Monthly Period
                                       which were allocated in respect of the
                                       Collateral Interest                                                               11,989,455
                                                                                                               --------------------

              2           PRINCIPAL RECEIVABLES IN THE TRUST

                          a)           The aggregate amount of Principal
                                       Receivables in the Trust as of the end of the
                                       day on the last day of the related Monthly
                                       Period (ending Principal Balance)                                              1,911,070,482
                                                                                                               --------------------

                          b)           The amount of Principal Receivables in the
                                       Trust represented by the Series 1996-1
                                       Adjusted Investor Interest as of the end of
                                       the day on the last day of the related
                                       Monthly Period (08/31/00)                                                        858,573,707
                                                                                                               --------------------

                          c)           The amount of Principal Receivables in the
                                       Trust represented by the Class A Adjusted
                                       Investor Interest as of the end of the day
                                       on the last day of the related Monthly
                                       Period (08/31/00)                                                                689,529,188
                                                                                                               --------------------

                          d)           The amount of Principal Receivables in the
                                       Trust represented by the Class B Investor
                                       Interest as of the end of the day on the
                                       last day of the related Monthly Period (08/31/00)                                 75,273,000
                                                                                                               --------------------

                          e)           The amount of Principal Receivables in
                                       the Trust represented by the Collateral
                                       Adjusted Interest as of the end of the day on the last
                                       day of the related Monthly Period (08/31/00)                                      93,771,519
                                                                                                               --------------------

                          f)           The Floating Investor Percentage with
                                       respect to the related Monthly Period                                                 44.67%
                                                                                                               --------------------

                          g)           The Class A Floating Allocation with respect
                                       to the related Monthly Period                                                         35.88%
                                                                                                               --------------------

                          h)           The Class B Floating Allocation with respect
                                       to the related Monthly Period                                                          3.92%
                                                                                                               --------------------

                          i)           The Collateral Floating Allocation with respect
                                       to the related Monthly Period                                                          4.88%
                                                                                                               ---------------------

                          j)           The Fixed Investor Percentage with respect to
                                       the related Monthly Period                                                            58.02%
                                                                                                               ---------------------

                          k)           The Class A Fixed Allocation with respect to
                                       the related Monthly Period                                                            47.87%
                                                                                                               ---------------------

                          l)           The Class B Fixed Allocation with respect to
                                       the related Monthly Period                                                             3.92%
                                                                                                               ---------------------

                          m)           The Collateral Fixed Allocation with respect
                                       to the related Monthly Period                                                          6.24%
                                                                                                               ---------------------

              3           DELINQUENT BALANCES

                          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                               Aggregate                       Percentage of
                                                                               Account                         Total
                                                                               Balance                         Receivables
                          a) 35 - 64 days                                             24,650,479                              1.24%
                                                                               ------------------              --------------------
                          b) 65-94 days                                               12,614,054                              0.64%
                                                                               ------------------              --------------------
                          c) 95-124 days                                               9,059,565                              0.46%
                                                                               ------------------              --------------------
                          d) 125-154 days                                              7,446,332                              0.37%
                                                                               ------------------              --------------------
                          e) 155 or more days                                          6,760,372                              0.34%
                                                                               ------------------              --------------------
                          Total                                                       60,530,802                              3.05%
                                                                               ------------------              --------------------


              4           CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)
                          a)           The Aggregate Credit Loss Amount for
                                       the related Monthly Period                                                         3,149,848
                                                                                                               ---------------------

                          b)           The Class A Credit Loss Amount for
                                       the related Monthly Period                                                         2,598,624
                                                                                                               ---------------------

                          c)           The Class B Credit Loss Amount for
                                       the related Monthly Period                                                           212,615
                                                                                                               ---------------------

                          d)           The Collateral Credit Loss Amount for
                                       the related Monthly Period                                                           338,609
                                                                                                               ---------------------

              5           INVESTOR CHARGE OFFS

                          a)           The aggregate amount of Class A Investor
                                       Charge Offs for the related Monthly Period                                                 0
                                                                                                               ---------------------

                          b)           The aggregate amount of Class A Investor
                                       Charge Offs set forth in 5(a) above per $1,000
                                       of original certificate principal amount                                                   0
                                                                                                               ---------------------

                          c)           The aggregate amount of Class B Investor

                                       Charge Offs for the related Monthly Period                                                 0
                                                                                                               --------------------
                          d)           The aggregate amount of Class B Investor
                                       Charge Offs set forth in 5(c above per $1,000
                                       of original certificate principal amount                                                   0
                                                                                                               --------------------

                          e)           The aggregate amount of Collateral Charge
                                       Offs for the related Monthly Period                                                        0
                                                                                                               --------------------

                          f)           The aggregate amount of Collateral Charge
                                       Offs set forth in 5(e) above per $1,000 of
                                       original certificate principal amount                                                      0
                                                                                                               --------------------

                          g)           The aggregate amount of Class A Investor
                                       Charge Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

                          h)           The aggregate amount of Class A Investor
                                       Charge Offs set forth in 5(g) above per
                                       $1,000 original certificate principal
                                       amount reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

                          i)           The aggregate amount of Class B Investor
                                       Charge Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

                          j)           The aggregate amount of Class B Investor
                                       Charge Offs set forth in 5(I) above per
                                       $1,000 original certificate principal
                                       amount reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

                          k)           The aggregate amount of Collateral Charge
                                       Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

                          l)           The aggregate amount of Collateral Charge
                                       Offs set forth in 5(k) above per $1,000
                                       original certificate principal amount
                                       reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                               0
                                                                                                               --------------------

              6           INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                          a)           The amount of the Class A Servicing Fee
                                       payable by the Trust to the Servicer for
                                       the related Monthly Period                                                           737,837
                                                                                                               --------------------

                          b)           The amount of the Class B Servicing Fee
                                       payable by the Trust to the Servicer for
                                       the related Monthly Period                                                            60,369
                                                                                                               --------------------

                          c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for



                                       the related Monthly Period                                                            96,142
                                                                                                               --------------------

                          d)           The amount of Servicer Interchange (.75%)
                                       payable by the Trust to the Servicer for the
                                       related Monthly Period                                                                     0
                                                                                                               --------------------

              7           REALLOCATIONS
                          a)           The amount of Reallocated Collateral Principal
                                       collections with respect to this Distribution Date                                         0
                                                                                                               --------------------

                          b)           The amount of Reallocated Class B Principal
                                       collections with respect to this Distribution Date                                         0
                                                                                                               --------------------

                          c)           The COLLATERAL BALANCE as of the close of
                                       business on this Distribution Date (09/14/00)                                     79,908,867
                                                                                                               --------------------

                          d)           The CLASS B INVESTOR BALANCE as of the close
                                       of business on this Distribution Date                                             75,273,000
                                                                                                               --------------------
              8           FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                          ALLOCABLE TO SERIES 1996-1

                          a)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Class A Certificates                                            15,269,831
                                                                                                               --------------------

                          b)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Class B Certificates                                             1,137,098
                                                                                                               --------------------

                          c)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Collateral Interest                                              1,810,929
                                                                                                               --------------------

              9           PRINCIPAL FUNDING ACCOUNT
                          a)           The principal amount on deposit in the Principal
                                       Funding Account on or before the related Transfer Date
                                       (SEPTEMBER 14, 2000):                                                            345,706,218
                                                                                                               --------------------

                          b)           The Accumulation Shortfall with respect to the
                                       related Monthly Period                                                                     0
                                                                                                               --------------------

                          c)           The Principal Funding Investment Proceeds
                                       deposited in the Finance Charge Account on or
                                       before the Transfer Date of the related
                                       Monthly Period                                                                     1,279,677
                                                                                                               --------------------

                          d)           The amount of all or the portion of the Reserve
                                       Draw Amount deposited in the Finance Charge
                                       Account on or before the Transfer date of the
                                       related Monthly Period from the Reserve Account                                       67,625
                                                                                                               --------------------
              10          RESERVE DRAW AMOUNT                                                                                67,625
                                                                                                               --------------------

              11          AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                          SERVICER INTERCHANGE]
                          a)           The amount of Class A Available Funds on deposit
                                       in the Finance Charge Account on or before the
                                       related Transfer Date                                                             15,269,831
                                                                                                               ---------------------

                          b)           The amount of Class B Available Funds on deposit
                                       in the Finance Charge Account on the related
                                       Transfer Date                                                                      1,137,098
                                                                                                               ---------------------

                          c)           The amount of Collateral Available Funds on
                                       deposit in the Finance Charge Account on the
                                       related Transfer Date                                                              1,810,929
                                                                                                               ---------------------
              12          PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)
                          a)           The Portfolio Yield for the related Monthly Period                                    21.81%
                                                                                                               ---------------------

                          b)           The Portfolio Adjusted Yield for the related Monthly
                                       Period                                                                                10.27%
                                                                                                               ---------------------

C             FLOATING RATE DETERMINATIONS
              1           LIBOR for the Interest Period ending on this
                          Distribution Date                                                                    6.61875%
                                                                                                               ---------------------

              2           Number of days in this interest period                                               31
                                                                                                               ---------------------

              3           Interest Factor                                                                      0.0682164%
                                                                                                               ---------------------

D             CUSIP Numbers
              1           Class A                                                                              337365AA8
                                                                                                               ---------------------
              2           Class B                                                                              337365AB6
                                                                                                               ---------------------


                                           FIRST UNION DIRECT BANK, N.A.
                                           SERVICER

                                           By: /s/ JAMES H. GILBRAITH, II
                                              ---------------------------
                                           James H. Gilbraith, II
                                           Managing Director
                                           First Union Direct Bank, N.A.
